Lincoln Benefit Life Company

Lincoln Benefit Life Variable Life Account

Supplement, dated April 24, 2009, to

the TotalAccumulatorSM Variable Adjustable Life Prospectus

dated May 1, 2009

This supplement amends certain disclosure contained in the above-referenced prospectus for a variable life policy issued by Lincoln Benefit Life Company.

The following is deleted from the Policy Value – Postponement of Payments section of the prospectus:

We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy Loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a Policy Loan will be paid within seven days.